UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2010

Palm, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29597	94-3150688
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 W. Maude Avenue Sunnyvale, California	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 617-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 28, 2010, Palm, Inc. (Nasdaq:PALM) (“Palm”) and Hewlett-Packard Company, Inc. (NYSE:HPQ) (“HP”) issued a joint press release announcing that Palm’s Board of Directors has approved an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which HP will acquire Palm. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

99.1	Joint press release of Palm and HP dated April 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.
(Registrant)

Date: April 28, 2010	By:	/s/ MARY E. DOYLE
Mary E. Doyle
Senior Vice President, General Counsel and Secretary

Exhibit Index

Item No.	Description

99.1	Joint press release of Palm and HP dated April 28, 2010.